Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent events

On December 28, 2021, the Company announced a share repurchase program, that the Company may repurchase up to US$100 million of its shares over a twelve-month period starting from December 28, 2021, upon the authorization of its board of directors. As of March 31, 2022, the Company repurchased its shares for a total cash consideration of US$22 million from the public market.

In April 2022, the VIE agreements between Shanghai Wanwuxinsheng and Shanghai Aihui described in Note 2 were terminated, and total equity interest of Shanghai Wanwuxinsheng and its subsidiaries were acquired by Shanghai Aihui. Upon completion of the transaction, Shanghai Wanwuxinsheng and its subsidiaries became the Group's wholly-owned subsidiaries. The transaction was accounting for as an acquisition under the common control with no impact to the consolidated financial statements.